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                                                                    EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in Amendment 1 to Form SB-2 being filed under the Securities Exchange Act of 1933 by Uniservice Corporation of our report dated February 18, 2000, relating to our audits of the combined financial statements of Uniservice Corporation as of December 31, 1999 and 1998.


SPEAR, SAFER, HARMON & CO.
Certified Public Accountants


Miami, Florida
October 23, 2000